EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2000, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 3, 2000	/s/ Richard J. Holloman Richard J. Holloman

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2000, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 20, 2000	/s/ Allen F. Peat Allen F. Peat

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2000, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 5, 2000	/s/ Douglas A. Peat Douglas A. Peat

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2000, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 26, 2000	/s/ Randall L. Peat Randall L. Peat

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2000, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 26, 2000	/s/ Jane M. Rix Jane M. Rix

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2000, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 28, 2000	/s/ Harry C. Vorys Harry C. Vorys

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2000, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 28, 2000	/s/ Stephen C. Waterbury Stephen C. Waterbury

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 2000, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

June 22, 2000	/s/ Gene Bledsoe Gene Bledsoe